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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JANUARY 18, 2005
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                       INKINE PHARMACEUTICAL COMPANY, INC.
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               (Exact name of registrant specified in its charter)
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
               NEW YORK                                000-24972                             13-3754005
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    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)
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1787 SENTRY PARKWAY WEST, BUILDING 18, SUITE 440
            BLUE BELL, PENNSYLVANIA                                 19422
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone, including area code: (215) 283-6850
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                                 NOT APPLICABLE.
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         (Former name and former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 18, 2005, InKine Pharmaceutical Company, Inc. (the "Company") provided an offer letter (the "Offer Letter") to John M. Cullen, Ph.D., J.D., pursuant to which Dr. Cullen accepted the position of Senior Vice President and General Counsel of the Company. Dr. Cullen also accepted the position of Secretary to the Company's Board of Directors.

         The Offer Letter provides that Dr. Cullen is entitled to receive an annual base salary of $225,000 and options to purchase 50,000 shares of common stock of the Company, vesting over a four year period, and is also eligible to participate in the InKine Pharmaceutical Company, Inc. Long Term Incentive Plan. The Offer Letter also provides that the Company will pay Dr. Cullen six months of severance in the event that Dr. Cullen is terminated without cause and one year of severance in the event the Company undergoes a merger or acquisition or is purchased outright and Dr. Cullen's role is terminated.

         A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      10.1 Offer Letter, dated January 18, 2005, between InKine Pharmaceutical Company, Inc. and John M. Cullen, Ph.D., J.D.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INKINE PHARMACEUTICAL COMPANY, INC.


Date: June 23, 2005              By:     ROBERT F. APPLE
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                                 Name:   Robert F. Apple
                                 Title:  Chief Operating and Financial Officer



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                                  Exhibit Index

Exhibit No.         Description
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10.1                Offer Letter, dated January 18, 2005, between InKine
                    Pharmaceutical Company, Inc. and John M. Cullen, Ph.D., J.D.